UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 3, 2020
_____________________________________
Pure Storage, Inc.
(Exact name of Registrant as Specified in Its Charter)
_____________________________________

Delaware	001-37570	27-1069557
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
 650 Castro Street, Suite 400
Mountain View, California
94041
(Address of principal executive offices, including zip code)

(800) 379-7873
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock $0.0001 par value per share	PSTG	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.     Results of Operations and Financial Condition.

On November 4, 2020, Pure Storage, Inc. (“Pure”) issued a press release announcing that it expects its preliminary, unaudited total revenue for the third fiscal quarter ended November 1, 2020 (“Q3”) to be approximately $410 million. Pure also announced that it will hold a conference call regarding Q3 results on Tuesday, November 24 at 2:00 pm PT. A copy of Pure’s press release is attached as Exhibit 99.1.

This information, including the exhibit(s) hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 4, 2020, Pure announced that Chief Operating Officer Paul Mountford has decided to step down from his role and leave Pure at the end of the fiscal year.

In connection with Mr. Mountford’s transition, Pure and Mr. Mountford entered into a Transition Services, Separation and Release Agreement (the “Agreement”) on November 3, 2020. Under the terms of the Agreement, Mr. Mountford will remain employed through January 31, 2021, the end of Pure's fiscal year (“FY21”). Mr. Mountford will be eligible, to the extent funded and paid, for a second half FY21 cash bonus. After January 31, 2021, Mr. Mountford will provide consulting services through March 20, 2021, and subject to the terms of the Agreement, Mr. Mountford will receive a lump sum payment equal to nine months base salary, less applicable tax withholdings; continuation health care coverage under COBRA for 18 months following the end of his employment with Pure; and vesting with respect to the shares that Mr. Mountford may be eligible to receive on March 20, 2021 (if any) under his performance-based RSU award relating to FY21.

The foregoing description of the Agreement with Mr. Mountford does not purport to be complete and is qualified in its entirety by reference to the complete text of the Agreement which will be filed as an exhibit to Pure’s Quarterly Report on Form 10-Q for the quarter ended November 1, 2020.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.
The following exhibits are furnished herewith:

Exhibit No.	Description

99.1	Press Release dated November 4, 2020
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 1.01)

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Pure Storage, Inc.
(Registrant)

By:	/s/ Joseph T. FitzGerald
Joseph T. FitzGerald
Chief Legal Officer and Secretary
November 4, 2020